UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2009

STRATS(SM) Trust for Ambac Financial Group, Inc. Securities, Series 2007-1
(Exact name of issuing entity as specified in its charter)

Commission File Number of Issuing Entity:       333-135656-03, 001-33605

     Synthetic Fixed-Income Securities, Inc.
(Exact name of sponsor and depositor as specified in its charter)

                           Delaware
(State or other jurisdiction of incorporation)

                          52-2316339

(I.R.S. Employer Identification No. of Depositor)

  ___301 S. College Street,DC-8, Charlotte, NC                                           28288

                     (Address of principal executive offices)                                            (Zip Code)

              (704) 715-8400

(Telephone number, including area code)

                           No Change

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materal pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant toRule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01. Other Events

STRATS(SM) Trust for Ambac Financial Group, Inc. Securities, Series 2007-1 (the "Trust") was formed pursuant to the Base Trust Agreement dated September 8, 2006 and the STRATS(SM) Certificates Series Supplement Series 2007-1, dated July 13, 2007 each between Synthetic Fixed Income Securities, Inc., as trustor and U.S. Bank Trust National Association, as trustee. This current report on Form 8-K relates to the Trust's STRATS(SM) Callable Class A Certificates, Series 2007-1 (the "STRATS Certificates"). The Trust's assets consist solely of the 6.15% Directly-Issued Subordinated Capital Securities due February 15, 2037 (the "Underlying Securities"), issued by AMBAC Financial Group, Inc. (the "Underlying Securities Issuer").

     On July 27, 2009, the Underlying Issuer issued a public news release stating that, in order to preserve cash at Ambac Financial Group, Inc., it would discontinue paying the semi-annual interest on its directly-issued subordinated capital securities (DISCs), including the Underlying Securities, beginning August 1, 2009. Consistent with the public announcement, the Underlying Issuer did not make the scheduled interest payment to the Trust in respect of the Underlying Securities on August 17, 2009. Consequently, the Trust did not make any interest payment in respect of the STRATS Certificates on August 17, 2009. Under the terms of the Underlying Securities, the Underlying Issuer may elect to defer payments of interest on the Underlying Securities for a period of up to 10 years. Under the terms of the STRATS Certificates, if payments of interest on the Underlying Securities are deferred, then distributions of interest will not be payable on the STRATS Certificates during the deferral period.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 21, 2009

                                                                                                SYNTHETIC FIXED-INCOME SECURITIES, INC.
                                                                                                (Depositor)

                                                                                                By: /s/   Dave Pitelka

                                                                                                Name:    Dave Pitelka
                                                                                                Title:      Managing Director